                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   February 4, 1997
                                                        ------------------------


                                    TRW Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                          1-2384                     34-0575430
------------------           ------------------------     ----------------------
 (State or other             (Commission File Number)       (I.R.S. Employer
  jurisdiction of                                         Identification Number)
 incorporation)



                    1900 Richmond Road, Cleveland, Ohio   44124
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (216) 291-7000



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if change since last report)

Item 5.  Other Events.

On February 4, 1997, the Directors of TRW Inc. (the "Company") adopted the following resolution:

         RESOLVED, that the Directors will redeem or submit the Rights Agreement (the "Rights Agreement"), dated as of April 24, 1996, as amended from time to time, between the Company and National City Bank, a national banking association, to a vote of the Company's shareholders, no later than at the annual meeting of the Company's shareholders held in 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                       TRW INC.


Date:    February 5, 1997                          By:      /s/ Martin A. Coyle
                                                         ----------------------
                                                            Martin A. Coyle
                                                            General Counsel
                                                             and Secretary